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                                                                   Exhibit 10.38
                         CONSENT AND WAIVER AGREEMENT
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     THIS CONSENT AND WAIVER AGREEMENT (this "Consent and Waiver") is made as of
March 28, 1997, by and among LAM RESEARCH CORPORATION, a Delaware corporation
                             ------------------------
("Lessee"), IBJTC LEASING CORPORATION-BSC, a New York Corporation, THE
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INDUSTRIAL BANK OF JAPAN, LIMITED, WELLS FARGO BANK, N.A., THE BANK OF NOVA
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SCOTIA and THE NIPPON CREDIT BANK, LTD. (collectively, "Participants"),
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                                W I T N E S S E T H:

     WHEREAS, the parties hereto, along with The Industrial Bank of Japan, Limited, acting as agent, are also parties to that certain Participation Agreement dated as of March 27, 1996, and amended as of September 27, 1996 (as amended, the "Participation Agreement"); and

     WHEREAS, Section 10.2 of the Participation Agreement requires Lessee to comply with all covenants contained in Section 5.02 of the Credit Agreement, and any amendment to Section 5.02 of the Credit Agreement, or any waiver of the covenants of such section, requires the prior written consent of the Required Participants; and

     WHEREAS, the parties hereto desire to consent to the amendments to the Credit Agreement and to waive certain covenants contained in the Credit Agreement, all as set forth below;

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

     1.   Definitions.  Capitalized terms used herein and not defined herein
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shall have the meanings assigned to such terms in Appendix A to the
Participation Agreement.

     2.   Consent.  Each of the Participants hereby consents to the amendments
          -------
to Section 5.02 of the Credit Agreement, as set forth in the form of amendment to the Credit Agreement attached hereto as Exhibit A.

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     3.   Waiver.  Each of the Participants hereby waives on a one-time basis
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the requirements of Section 5.02(e)(ii)(B) of the Credit Agreement in order to allow Lessee to acquire all of the capital stock of Ontrak Systems, Inc. In addition, each of the Participants hereby consents to the waiver of such section by each of the lenders under the Credit Agreement.

     4.   Effect.  Except as expressly modified by this Consent and Waiver,
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all terms of the Participation Agreement and the Credit Agreement shall remain unchanged and in full force and effect.

     5.   Governing Law.  This Consent and Waiver shall in all respects be
          -------------
governed by and construed in accordance with the laws of the State of California applicable to agreements made and to be entirely within such state, including all matters of construction, validity and performance.

     6.   Counterpart Execution.  This Consent and Waiver may be executed in any
          ---------------------
number of counterparts and by each of the parties hereto in separate counterparts, all such counterparts together constituting but one and the same instrument.


     IN WITNESS WHEREOF, each of the parties hereto has caused this Consent and Waiver to be duly executed by an officer thereunto duly authorized as of the day and year first above written.


                                        LAM RESEARCH CORPORATION, as Lessee,
                                        Construction Agent and Guarantor



                                        By _________________________________

                                        Title ______________________________

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                                        IBJTC LEASING CORPORATION-BSC,
                                        as Lessor and Participation Agent

                                        By _________________________________

                                        Title ______________________________



                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                        as Tranche A Lender and Tranche B Lender

                                        By _________________________________

                                        Title ______________________________



                                        WELLS FARGO BANK, N.A., as Tranche A
                                        Lender and Tranche B Lender

                                        By _________________________________

                                        Title ______________________________


                                        THE BANK OF NOVA SCOTIA, as Tranche A
                                        Lender and Tranche B Lender

                                        By _________________________________

                                        Title ______________________________

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                                        THE NIPPON CREDIT BANK, LTD., as
                                        Tranche A Lender and Tranche B Lender

                                        By _________________________________

                                        Title ______________________________

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                                   EXHIBIT A
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                                 See Attached.




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